EXHIBIT 99.1

Expert in Pharmaceutical Sciences and New Drug Applications to FDA Joins PhytoMedical

PhytoMedical continues product expansion and accelerated development of type-2 compound; Company adds FDA-submission/Pharmacology expertise to Advisory Board.

Princeton, NJ – February 21, 2007 - PhytoMedical Technologies, Inc. (OTCBB: PYTO) (FWB: ET6), focused on research, development and commercialization of pharmaceutical products, today announced the addition of Dr. Charles Lee to the Company’s Scientific Advisory Board.

“I’m pleased to announce the addition of Dr. Lee to the PhytoMedical team, who brings us clinical expertise in pharmacology and experience with new drug applications and abbreviated new drug applications to the FDA,” explained Mr. Greg Wujek, President and CEO of PhytoMedical.

“Dr. Lee’s addition is especially valuable in light of our recent plans to further expand the roster of compounds in our pipeline, and accelerate development of our polyphenol class of compounds for type-2 diabetes,” Mr. Wujek continued.

“In pre-clinical research of these compounds, the outcomes have been encouraging, demonstrating the ability to successfully drop blood sugar levels, lower triglycerides, and reduce both LDL and total cholesterol – all without reported side-effects.

“As a result, we have expedited the pursuit of an Investigational New Drug application with the FDA for our type-2 diabetes compounds, which if approved, will allow us to initiate Phase I human studies.  I look forward to fully leveraging Dr. Charles Lee’s thirty years of clinical pharmacology know-how in this area,” concluded Mr. Wujek.

Dr. Charles Lee has extensive experience in pharmacokinetics, drug metabolism and clinical pharmacology; sciences which evaluate the effects of drugs on human patients, and are particularly important in the drug development and approval process.

An expert in pharmaceutical sciences, Dr. Lee previously served as Director of Pharmacokinetics with NYSE-listed, KV Pharmaceuticals, where among other duties, he coordinated and supervised the preparation of numerous applications to the FDA, including Investigational New Drug, New Drug Application, and Abbreviated New Drug Application submissions.  Dr. Charles Lee also served as the company’s liaison to the FDA in the United States, and foreign health authorities in Canada and Japan.

While at KV Pharmaceuticals, Dr. Lee shares credit for approval of: the first 24-hour controlled release product in Canada (1989); three controlled release cough/cold products (1989); and two generic cardiovascular 12-hour controlled release products.

Subsequently, Dr. Charles Lee served as Assistant Director, Clinical Pharmacology at Wyeth Research, one of the world's largest research-driven pharmaceutical and health care products companies.  At Wyeth, Dr. Lee was responsible for study design, and protocol preparation of Phase I and Phase II a trials, and helped develop and implement regulatory strategies related to new drug development and operations for Investigative New Drug and New Drug Application submissions to the FDA.

Notably, Dr. Lee participated in New Drug Application submissions to the FDA for etodolac (Lodine®) for anti-inflammatory indication, and venlafaxine (Effexor®) for anti-depression indication.  He further assisted in the development of small molecule heparin and amiodarone (Cordarone®) for cardiovascular indications.

Following his term at Wyeth, Dr. Charles Lee joined Fujisawa Healthcare, a division of Fujisawa Pharmaceuticals (now Astellas), founded in 1894 and ranked among Japan’s top five pharmaceutical companies.  As Associate Director, Clinical Pharmacology, Dr. Lee oversaw the selection and qualification of contract research organizations during the Phase I and Phase IIa studies process, and was responsible for the clinical pharmacology section of the company’s drug development plan.

Over the course of thirty years in pharmaceutical sciences, Dr. Charles Lee has served in numerous industry and academic positions, including his recent tenure as Professor of Pharmaceutical Sciences at the Gregory School of Pharmacy, Palm Beach Atlantic University.  Previously, Dr. Lee served as Assistant Professor, University of Florida, College of Pharmacy, and as Associate Professor at the University of Houston, College of Pharmacy.

Dr. Charles Lee is an accomplished researcher with several book chapters to his credit, and publications in peer-reviewed scientific journals such as the Journal of Clinical Pharmacology, Journal of Pharmaceutical Sciences, International Journal of Pharmaceutics, and others.

Dr. Lee has served as an Ad Hoc reviewer for several National Institutes of Health study sections in the United States, and as Advisor, Bureau of Pharmaceutical Affairs, Department of Health, in Taiwan.

Dr. Charles Lee earned his PhD in Pharmaceutical Chemistry/Pharmacokinetics at the University of California, San Francisco, and his MS degree in Physical Chemistry at Auburn University in Auburn, Alabama.

About PhytoMedical Technologies, Inc.

PhytoMedical Technologies, Inc. (OTCBB: PYTO; Frankfurt Stock Exchange: ET6), together with its wholly owned subsidiaries, is a pharmaceutical company focused on research, development and commercialization of pharmaceutical products.

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